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EXHIBIT 23.01

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-1560.

                                               ARTHUR ANDERSEN & CO.

Hamilton, Bermuda, April 29, 1998

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